Putnam
Europe
Equity
Fund*


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-03

[GRAPHIC OMITTED: CURRENCY]

*Formerly Putnam Europe Growth Fund

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

The continuing global unrest that has kept the world's stock markets in turmoil over the past three years is reflected in the negative results posted by Putnam Europe Equity Fund for the fiscal year ended June 30, 2003. The fund also lagged its benchmark index and its Lipper peer group category average. You will find the details on page 7.

In this uncertain environment, some comfort can be taken in the knowledge that the fund's management team, rather than positioning its holdings to achieve immediate but possibly fleeting gains, instead has selected holdings they believe have greater potential for more enduring growth over the long term. The management team discusses its strategy in detail in the following report and also offers its views of prospects for the fiscal year that has just begun.

The past three years have represented one of the most challenging periods on record for equity investors and it is heartening now to see signs that this negative cycle may at last be ending. What we told you at the beginning of this fiscal year bears repeating here. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 20, 2003


Report from Fund Management

Fund highlights

 * During its fiscal year, which ended June 30, 2003, Putnam Europe Equity Fund returned -9.47% for class A shares at net asset value and -14.70% at public offering price.

 * The fund underperformed its benchmark, the MSCI Europe Index, which returned -5.22% during the period, due in part to the underperformance of individual holdings, as well as the fund's positioning in the financial sector.

 * The fund also lagged the average return of -6.71% for its Lipper category, European Region Funds, due to the underperformance of individual holdings and its positioning during a rally late in the fiscal year.

 * See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

 * On April 30, 2003, your fund's name was changed from Putnam Europe Growth Fund to Putnam Europe Equity Fund. The new name better reflects the fund's investment style and strategy, which has no bias toward growth- or value-style stocks. The fund's investment objective remains the same.


Performance commentary

Volatility in European stock markets continued during the fund's fiscal year. We sought to emphasize high-quality companies with solid, recurring revenues and cash flows. This is a hallmark of our strategy at all times, but we considered these characteristics particularly important during the past year because European markets struggled with spotty economic growth and volatility stemming from the diplomatic crisis over Iraq. The fund's defensive posture helped to produce competitive returns in the first half of the year, but in the last few months of the period, the fund did not keep pace as European markets rallied in the wake of the Iraq war. For the year as a whole, several holdings in the financial, technology, and communications services sectors were disappointing. We do not expect the trend that favored companies with less attractive valuations and cash flows to continue, but we regret its impact on the fund's relative performance.

FUND PROFILE

Putnam Europe Equity Fund seeks capital appreciation by investing primarily in common stocks of companies located in European markets. Without a predetermined bias toward growth or value stocks, the fund targets large and midsize companies priced below what we believe to be their true worth. It may be suitable for investors seeking capital appreciation and willing to accept the risks of investing in European markets.


Market overview

European markets seesawed during the fiscal year, as weak regional and global economic performance combined with geopolitical risks to keep markets volatile. In the first few months of the fiscal year, which began in July 2002, European stocks broadly declined. Large insurance companies with substantial stock holdings were compelled by regulators to sell large portions of their holdings to maintain capital adequacy requirements. This caused stock prices to cascade, a process that culminated in early October 2002. Europe then recovered until early January, when the diplomatic crisis over Iraq began to take its toll. Stocks declined until March, then rallied as U.S. and British troops took control of Iraq. Subsequently, a June interest-rate cut by the European Central Bank helped to sustain the rally in European markets.

Conditions differed across European markets and sectors. The United Kingdom and Ireland had relatively healthy economic growth, while other continental economies were more sluggish. Germany, Europe's largest economy, slipped into recession and its unemployment rate soared above 10%. Soft global demand was negative for technology and industrial companies. The communications services industry, though still burdened by heavy debts, began to see some growth in revenue. The energy sector underperformed others because the price of oil peaked and began to decline after the Iraq war. Consumer staples and pharmaceutical stocks did well when markets declined, though they lagged during rallies.

-------------------------------------------------------------------------------
MARKET PERFORMANCE 12 MONTHS ENDED JUNE 30, 2003
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI Europe Index (European stocks)                                   -5.22%
-------------------------------------------------------------------------------
MSCI Pacific Index (Asian and Pacific Basin stocks)                   -9.59%
-------------------------------------------------------------------------------
S&P 500 Index (broad U.S. stock market)                                0.25%
-------------------------------------------------------------------------------
Russell 2000 Index (U.S. small-company stocks)                        -1.64%
-------------------------------------------------------------------------------

Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad U.S. bond market)                  10.40%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. government bonds)                  11.34%
-------------------------------------------------------------------------------
CSFB High Yield Index (high-yield corporate bonds)                    20.78%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global bonds)                  16.51%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 6/30/03.
-------------------------------------------------------------------------------

Strategy overview

We positioned the fund with an eye on managing the series of risks that emerged during the year. The volatility in European markets last summer prompted us to reduce exposure to stocks with capital markets exposure, particularly insurance companies and brokerages. To address the issue of Europe's ongoing economic weakness, we built positions in companies that we thought could achieve strong cash flows even in adverse conditions and that had attractive valuations that could help them resist volatility. This was helpful during the international crisis over Iraq, which had a broad, negative effect on European markets.

Our stock selection shaped most of our sector and market overweights, relative to the benchmark index. For example, we often had overweighted exposure to France during the fiscal year because French companies in sectors such as energy, pharmaceuticals, and media, were more attractive than competitors in other markets. In contrast, German companies found it difficult to generate strong cash flows because of their high fixed costs and weak sales growth, so the fund was underweighted in Germany relative to the benchmark.

In terms of sectors, the fund's positioning reflected the fact that Europe's consumers were in better financial condition than businesses. The fund had overweight exposure to consumer cyclicals, including media and household electronics. We reduced exposure to telecommunications companies because growth has been slow while at the same time companies are investing more in wireless infrastructure.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                as of 12/31/02        as of 6/30/03

Banking                              12.6%                13.6%

Oil and gas                          11.2%                11.5%

Pharmaceuticals                      10.2%                 8.6%

Telecommunications                   10.2%                 5.4%

Investment
banking/brokerage                     2.0%                 4.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Financial stocks had a significant impact on performance. Early in the fiscal period, we sold positions in three insurance companies, including Muenchener Rueckversicherung and Allianz of Germany and ING of the Netherlands, when it became clear how much exposure they had to equity markets, a factor that increased their volatility. This decision temporarily helped the fund's performance. However, after the Iraq war these stocks outperformed the market by a substantial margin. We chose to emphasize financial stocks that we believed to have better management and loan portfolios with higher credit quality, such as HSBC Holdings of the United Kingdom, Allied Irish Banks in Ireland, and Danske Bank in Denmark. We had underweight exposure to banks in the United Kingdom with exposure to England's high-priced real-estate market. At times this worked in favor of the fund, but these stocks also outperformed during the late-year rally.

In consumer sectors, our decisions were more beneficial. The fund owned BMW of Germany, one of the world's top-performing car companies. While food companies such as Nestl of Switzerland and Diageo of the United Kingdom lagged during rallies, they provided relatively strong results at times when European markets declined during the year.

Our positioning in the energy sector worked out well. The fund's top holding has been TotalFinaElf, based in France. This company continues to realize new costs savings from the merger several years ago of its French and Belgian predecessors. We also built a large position in ENI of Italy. Theses holdings outperformed industry competitors, such as BP of the United Kingdom and Royal Dutch Petroleum of the Netherlands. We held smaller positions in these two stocks, and sold BP during the period.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS AS OF 6/30/03]

TOP COUNTRY WEIGHTINGS AS OF 6/30/03

United Kingdom             29.3%

Switzerland                17.6%

France                     17.6%

Germany                     8.2%

Italy                       6.3%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time.

The fund was overweighted in communications services stocks. One of the largest holdings was Vodafone Group of the United Kingdom. This stock performed well because of the company's strong cash flow, solid balance sheet, and an expanding global reach. However, our overall positioning in the sector was unfavorable because we did not own France Telecom and Deutsche Telecom, which, despite huge debt burdens that we found unattractive, were among the industry's top-performing stocks in the second half of the fiscal period.

Our positioning in the technology sector had mixed results. We had a large position in Nokia, the wireless telephone company based in Finland. The stock performed well in the period and although it issued a cautious outlook after the period ended, we consider it attractive because it is achieving sales growth and the company's global manufacturing sources keep its costs competitive. However, other technology holdings did not perform as well. An example is Philips Electronics of the Netherlands. Philips' efforts to restructure its electronics divisions have not been as successful as expected, and its U.S. consumer division did not return to profit on schedule because of delayed marketing efforts.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS


 1 TotalFinaElf SA Class B
   France
   Oil and gas

 2 Vodafone Group PLC
   United Kingdom
   Telecommunications

 3 Novartis AG
   Switzerland
   Pharmaceuticals

 4 HSBC Holdings PLC
   United Kingdom
   Banking

 5 ENI SpA
   Italy
   Oil and gas

 6 Nokia OYJ
   Finland
   Communications equipment

 7 BNP Paribas SA
   France
   Banking

 8 UBS AG
   Switzerland
   Investment banking/brokerage

 9 Nestle SA
   Switzerland
   Food

10 AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

Footnote reads:
These holdings represent 35.1% of the fund's net assets as of 6/30/03. The fund's holdings will change over time.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam International Core Team. The members of the team are Omid Kamshad (Portfolio Leader), Joshua Byrne (Portfolio Member), Melissa Reilly (Portfolio Member), Daniel Grana, Pamela Holding, Steve Oler, Carmel Peters, and George Stairs.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for European markets combines reasons for optimism and caution. Particularly in the near term, we think stock prices are vulnerable to a pullback after the recent rally. Stock prices rose extremely fast, much faster, in our view, than improvement in corporate earnings could justify, especially since many of the leaders in the rally lack strong earnings growth potential. In addition, the strength of the euro is a mixed blessing. It is a sign that Europe is attracting investment capital, but it also makes European exports more expensive in world markets and causes revenues of European companies in other regions to have less impact on bottom-line earnings.

At the same time, there are justifiable reasons for optimism. That is because the global economy is experiencing massive and unprecedented stimulus that can help Europe escape its economic doldrums. The European Central Bank cut short-term interest rates in June and the Bank of England cut short-term rates in early July (after the end of the fund's fiscal period). European markets stand to benefit from stronger demand from the United States as new tax cuts and the Federal Reserve Board's interest-rate cuts take effect. Also, deficit spending by Germany and France, though in violation of Europe's stability pact, is also providing stimulus. Germany has also undertaken structural reforms to reduce unemployment pay and health-care costs and to speed up tax reductions in order to encourage growth and make the German economy more competitive internationally. Last, the uncertainty generated by the Iraq crisis and the SARS epidemic -- uncertainty that had spooked financial markets -- has largely been resolved.

As the new fiscal year begins, we continue to focus on stock selection and let that guide our minor overweights and underweights to markets and sectors. Our fundamental research on companies indicates that many of our holdings are managing themselves with strategies to take advantage of improved economic conditions and achieve higher levels of earnings growth. Also, our global industry comparisons indicate that European stocks still have more favorable valuations than their U.S. counterparts. So while we remain cautious about the near-term prospects for stocks, especially those that led in the recent rally, we believe that the fund's holdings are attractive long-term investments.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Funds investing in a single region may be subject to more volatility than funds investing in a diverse group of regions.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended June 30, 2003. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 8 for definitions of some terms used in this section.



----------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/03
----------------------------------------------------------------------------------------

                    Class A          Class B          Class C            Class M
(inception dates)  (9/7/90)         (2/1/94)         (7/26/99)          (12/1/94)
                 NAV      POP     NAV      CDSC     NAV      CDSC      NAV     POP
----------------------------------------------------------------------------------------
1 year            -9.47%  -14.70%  -10.21%  -14.67%  -10.15%  -11.04%   -9.98%  -13.15%
----------------------------------------------------------------------------------------
5 years          -24.77   -29.09   -27.48   -28.72   -27.49   -27.49   -26.51   -29.07
Annual average    -5.53    -6.64    -6.22    -6.55    -6.23    -6.23    -5.97    -6.64
----------------------------------------------------------------------------------------
10 years         122.25   109.48   106.60   106.60   106.31   106.31   112.93   105.47
Annual average     8.31     7.67     7.53     7.53     7.51     7.51     7.85     7.47
----------------------------------------------------------------------------------------
Annual average
(life of fund)     8.28     7.78     7.47     7.47     7.47     7.47     7.78     7.47
----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes.



-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/03
-------------------------------------------------------------------------------
                                              Lipper European
                                MSCI            Region Funds
                               Europe             category
                               Index              average*
-------------------------------------------------------------------------------
1 year                         -5.22%              -6.71%
-------------------------------------------------------------------------------
5 years                       -21.87              -15.55
Annual average                 -4.82               -3.80
-------------------------------------------------------------------------------
10 years                      119.72              108.85
Annual average                  8.19                7.50
-------------------------------------------------------------------------------
Annual average
(life of fund)                  7.22                6.69
-------------------------------------------------------------------------------

* Lipper and index results should be compared to fund performance at net asset value. Over the 1-, 5-, and 10-year periods ended 6/30/03, there were 163, 66, and 20 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 6/30/93 to 6/30/03

               Fund's class A        MSCI Europe
               shares at POP            Index

'93                9,425               10,000
'94               11,258               11,587
'95               13,604               13,764
'96               16,028               15,785
'97               20,594               20,519
'98               27,847               28,123
'99               27,013               27,886
'00               33,514               32,097
'01               25,699               25,119
'02               23,140               23,183
'03              $20,948              $21,972

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $20,660 and $20,631, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $21,293 ($20,547 at public offering price). See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 6/30/03
-------------------------------------------------------------------------------
                        Class A          Class B          Class C     Class M
-------------------------------------------------------------------------------
Distributions (number)     1                1                1           1
-------------------------------------------------------------------------------
Income                  $0.2150          $0.0860          $0.0770     $0.1270
-------------------------------------------------------------------------------
Capital gains              --               --               --          --
-------------------------------------------------------------------------------
Total                   $0.2150          $0.0860          $0.0770     $0.1270
-------------------------------------------------------------------------------
Share value:          NAV     POP      NAV     NAV           NAV         POP
-------------------------------------------------------------------------------
6/30/02             $16.65  $17.67   $16.04  $16.43        $16.46      $17.06
-------------------------------------------------------------------------------
6/30/03              14.84   15.75    14.31   14.68         14.68       15.21
-------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


Comparative indexes

Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of securities from 16 European countries.

Morgan Stanley Capital International (MSCI) Pacific Index is an index of equity securities issued by companies located in Asian countries, with all values expressed in U.S. dollars.

S&P 500 Index is an unmanaged index of common stock performance.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged list of U.S. Treasury and agency securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

To the Trustees and Shareholders of
Putnam Europe Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Europe Equity Fund, formerly the Putnam Europe Growth Fund, (the "fund") at June 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2003



The fund's portfolio
June 30, 2003

Common stocks (99.5%) (a)
Number of shares                                                         Value

Belgium (1.3%)
-------------------------------------------------------------------------------
        94,810 Groupe Bruxelles Lambert SA                          $4,289,114
       198,908 Interbrew                                             4,419,272
                                                                  ------------
                                                                     8,708,386

Denmark (1.7%)
-------------------------------------------------------------------------------
       555,054 Danske Bank A/S                                      10,810,902
        14,152 Novo-Nordisk A/S                                        495,498
                                                                  ------------
                                                                    11,306,400

Finland (3.3%)
-------------------------------------------------------------------------------
     1,357,975 Nokia OYJ                                            22,359,314

France (17.6%)
-------------------------------------------------------------------------------
       218,293 Accor SA                                              7,895,287
       417,842 BNP Paribas SA                                       21,229,654
       254,012 Bouygues SA                                           7,011,424
        59,130 Christian Dior SA                                     2,364,037
       106,304 Lagardere SCA                                         4,619,905
       148,480 LVMH Moet Hennessy Louis Vuitton SA                   7,363,236
        49,316 Pernod-Ricard                                         4,399,734
        99,516 Peugeot SA                                            4,833,379
        78,937 Sanofi-Synthelabo SA                                  4,622,409
       101,307 Schneider Electric SA                                 4,762,169
       298,005 Societe Television Francaise I                        9,170,138
        42,953 Technip-Coflexip SA                                   3,758,080
       212,232 TotalFinaElf SA Class B                              32,068,917
       256,250 Veolia Environnement                                  5,266,650
                                                                  ------------
                                                                   119,365,019

Germany (8.2%)
-------------------------------------------------------------------------------
        45,500 Altana AG                                             2,847,249
       308,875 BASF AG                                              13,139,793
       338,605 Bayerische Motoren Werke (BMW) AG                    13,004,900
        92,342 Deutsche Boerse AG                                    4,866,643
       397,174 Deutsche Lufthansa AG                                 4,637,878
       271,493 Deutsche Post AG                                      3,958,949
        12,676 Porsche AG (Preference)                               5,341,532
       129,018 Schering AG                                           6,295,885
       172,627 T-Online International AG (NON)                       1,754,161
                                                                  ------------
                                                                    55,846,990

Ireland (3.1%)
-------------------------------------------------------------------------------
       601,877 Allied Irish Banks PLC                                9,046,174
       442,352 CRH PLC                                               6,932,952
        63,143 Depfa Bank PLC                                        4,850,303
                                                                  ------------
                                                                    20,829,429

Italy (6.3%)
-------------------------------------------------------------------------------
     1,532,297 ENI SpA                                              23,223,861
     1,044,110 Mediaset SpA                                          8,835,503
     1,168,532 Snam Rete Gas SpA 144A                                4,588,643
     1,191,314 Telecom Italia Mobile SpA                             5,868,148
                                                                  ------------
                                                                    42,516,155

Netherlands (4.8%)
-------------------------------------------------------------------------------
       277,737 Euronext NV                                           6,885,000
       693,886 Koninklijke (Royal) Philips
               Electronics NV                                       13,193,682
       642,489 Reed Elsevier NV                                      7,576,239
       114,133 Royal Dutch Petroleum Co.                             5,296,940
                                                                  ------------
                                                                    32,951,861

Portugal (0.1%)
-------------------------------------------------------------------------------
       103,690 Portugal Telecom SGPS SA                                742,915

Spain (1.7%)
-------------------------------------------------------------------------------
       284,096 Altadis SA                                            7,280,762
       216,025 Red Electrica de Espana                               2,827,655
       107,360 Red Electrica de Espana 144A                          1,405,287
                                                                  ------------
                                                                    11,513,704

Sweden (4.5%)
-------------------------------------------------------------------------------
       231,450 Hennes & Mauritz AB Class B                           5,321,022
       354,815 Investor AB                                           2,593,450
     1,315,999 Investor AB Class B                                   9,619,034
       276,401 Svenska Handelsbanken AB Class A                      4,524,087
     7,625,294 Telefonaktiebolaget LM Ericsson AB
               Class B (NON)                                         8,193,606
                                                                  ------------
                                                                    30,251,199

Switzerland (17.6%)
-------------------------------------------------------------------------------
       147,107 Ciba Specialty Chemicals AG                           8,907,675
       172,931 Converium Holding AG                                  7,981,234
       226,795 Credit Suisse Group                                   5,970,493
        92,472 Nestle SA                                            19,085,751
       682,221 Novartis AG                                          27,002,692
        79,509 Swatch Group AG (The) Class B                         7,207,008
       261,245 Swiss Reinsurance Co.                                14,478,243
        11,252 Synthes-Stratec, Inc.                                 8,084,623
       376,144 UBS AG                                               20,929,294
                                                                  ------------
                                                                   119,647,013

United Kingdom (29.3%)
-------------------------------------------------------------------------------
       477,602 3i Group PLC                                          4,452,445
       433,819 AstraZeneca PLC                                      17,393,973
       546,000 Barclays PLC                                          4,054,050
     1,256,657 BG Group PLC                                          5,567,305
     1,213,909 BHP Billiton PLC                                      6,389,410
     1,762,414 British Airways PLC (NON)                             4,405,594
       468,847 British Sky Broadcasting PLC (NON)                    5,194,708
       457,700 Carlton Communications PLC                            1,144,136
       346,160 Daily Mail and General Trust Class A                  3,255,635
     1,362,102 Diageo PLC                                           14,541,120
       993,609 GUS PLC                                              11,131,898
     1,988,377 Hilton Group PLC                                      6,036,713
     2,122,763 HSBC Holdings PLC                                    25,078,322
       261,778 Imperial Tobacco Group PLC                            4,677,842
       235,904 Man Group PLC                                         4,655,330
       558,287 Reckitt Benckiser PLC                                10,243,450
       334,689 Rio Tinto PLC                                         6,295,500
       461,744 Royal Bank of Scotland Group PLC                     12,951,919
     1,178,657 Shell Transport & Trading Co. PLC
               (NON)                                                 7,779,136
     1,273,363 Tesco PLC                                             4,606,550
    15,303,895 Vodafone Group PLC                                   29,922,941
       479,750 William Morrison Supermarkets PLC                     1,454,542
       991,153 WPP Group PLC                                         7,768,162
                                                                  ------------
                                                                   199,000,681
                                                                  ------------
               Total Common stocks (cost $603,133,303)            $675,039,066

Short-term investments (--%) (a) (cost $225,094)
Principal amount                                                         Value
-------------------------------------------------------------------------------
      $225,227 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 0.91% to
               1.40% and due dates ranging  from
               July 1, 2003 to August 22, 2003 (d)                    $225,094
-------------------------------------------------------------------------------
               Total Investments (cost $603,358,397)              $675,264,160
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $678,256,886.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at June 30, 2003 (as a percentage of net assets):

         Banking                 13.6%
         Oil & gas               11.5

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
June 30, 2003

Assets
-----------------------------------------------------------------------------
Investments in securities, at value, including $213,080 of
securities on loan (identified cost $603,358,397) (Note 1)       $675,264,160
-----------------------------------------------------------------------------
Cash                                                                3,748,526
-----------------------------------------------------------------------------
Dividends, interest and other receivables                           3,560,861
-----------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,549,776
-----------------------------------------------------------------------------
Receivable for securities sold                                     10,608,317
-----------------------------------------------------------------------------
Total assets                                                      694,731,640

Liabilities
-----------------------------------------------------------------------------
Payable for securities purchased                                   10,475,246
-----------------------------------------------------------------------------
Payable for shares of the fund repurchased                          3,618,136
-----------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        1,300,688
-----------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            187,247
-----------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                         105,164
-----------------------------------------------------------------------------
Payable for administrative services (Note 2)                              883
-----------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                487,139
-----------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                    225,094
-----------------------------------------------------------------------------
Other accrued expenses                                                 75,157
-----------------------------------------------------------------------------
Total liabilities                                                  16,474,754
-----------------------------------------------------------------------------
Net assets                                                       $678,256,886

Represented by
-----------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $972,987,281
-----------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        5,846,241
-----------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (372,492,272)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                  71,915,636
-----------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $678,256,886

Computation of net asset value and offering price
-----------------------------------------------------------------------------
Net asset value and redemption price per class A share
($369,565,085 divided by 24,902,112 shares)                            $14.84
-----------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $14.84)*                $15.75
-----------------------------------------------------------------------------
Net asset value and offering price per class B share
($266,776,656 divided by 18,640,404 shares)**                          $14.31
-----------------------------------------------------------------------------
Net asset value and offering price per class C share
($7,454,688 divided by 507,863 shares)**                               $14.68
-----------------------------------------------------------------------------
Net asset value and redemption price per class M share
($34,460,457 divided by 2,346,944 shares)                              $14.68
-----------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $14.68)*                $15.21
-----------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended June 30, 2003

Investment income:
-----------------------------------------------------------------------------
Dividends (net of foreign tax of $2,413,578)                      $19,081,954
-----------------------------------------------------------------------------
Interest                                                               55,097
-----------------------------------------------------------------------------
Securities lending                                                    164,038
-----------------------------------------------------------------------------
Total investment income                                            19,301,089

Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    5,518,907
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      2,016,185
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      33,687
-----------------------------------------------------------------------------
Administrative services (Note 2)                                       13,748
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,005,579
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,811,711
-----------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  78,808
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 192,117
-----------------------------------------------------------------------------
Other                                                                 873,264
-----------------------------------------------------------------------------
Total expenses                                                     12,544,006
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,114,536)
-----------------------------------------------------------------------------
Net expenses                                                       11,429,470
-----------------------------------------------------------------------------
Net investment income                                               7,871,619
-----------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                (133,806,146)
-----------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)           (60,818)
-----------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (220,017)
-----------------------------------------------------------------------------
Net unrealized appreciation of investments during the year         16,775,645
-----------------------------------------------------------------------------
Net loss on investments                                          (117,311,336)
-----------------------------------------------------------------------------
Net decrease in net assets resulting from operations            $(109,439,717)
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                         Year ended June 30
Decrease in net assets                                 2003              2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $7,871,619        $7,972,698
-------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                  (133,866,964)     (129,459,566)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies                            16,555,628       (13,856,221)
-------------------------------------------------------------------------------
Net decrease in net assets resulting from
operations                                     (109,439,717)     (135,343,089)
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
 From net investment income
  Class A                                        (6,108,247)       (4,809,935)
-------------------------------------------------------------------------------
  Class B                                        (1,792,896)               --
-------------------------------------------------------------------------------
  Class C                                           (43,371)               --
-------------------------------------------------------------------------------
  Class M                                          (232,136)          (29,039)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                       (198,675,142)     (303,033,459)
-------------------------------------------------------------------------------
Total decrease in net assets                   (316,291,509)     (443,215,522)

Net assets
-------------------------------------------------------------------------------
Beginning of year                               994,548,395     1,437,763,917
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $5,846,241 and $6,095,202,
respectively                                   $678,256,886      $994,548,395
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $16.65          $18.63          $26.71
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .20             .17             .12
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.79)          (2.02)          (6.05)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.59)          (1.85)          (5.93)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.22)           (.13)           (.01)
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (2.14)
-------------------------------------------------------------------------------
Total distributions                      (.22)           (.13)          (2.15)
-------------------------------------------------------------------------------
Net asset value, end of period         $14.84          $16.65          $18.63
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (9.47)          (9.96)         (23.32)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $369,565        $570,806        $786,342
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.43            1.32            1.23
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                1.40            1.01             .52
-------------------------------------------------------------------------------
Portfolio turnover (%)                  79.66           76.68           88.89
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.72          $23.68
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (a)                 .11             .16
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               5.11            (.91)
-------------------------------------------------------------------------------
Total from investment
operations                               5.22            (.75)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.19)           (.21)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.04)          (1.00)
-------------------------------------------------------------------------------
Total distributions                      (.23)          (1.21)
-------------------------------------------------------------------------------
Net asset value, end of period         $26.71          $21.72
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            24.07           (2.99)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                         $1,094,311        $903,697
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.21            1.23
-------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 .46             .72
-------------------------------------------------------------------------------
Portfolio turnover (%)                 110.71           65.08
-------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $16.04          $17.95          $25.99
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .09             .04            (.05)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.73)          (1.95)          (5.85)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.64)          (1.91)          (5.90)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.09)             --              --
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (2.14)
-------------------------------------------------------------------------------
Total distributions                      (.09)             --           (2.14)
-------------------------------------------------------------------------------
Net asset value, end of period         $14.31          $16.04          $17.95
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                           (10.21)         (10.64)         (23.87)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $266,777        $378,679        $580,207
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        2.18            2.07            1.98
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .68             .23            (.24)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  79.66           76.68           88.89
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.14          $23.11
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)         (.07)             -- (d)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               4.98            (.88)
-------------------------------------------------------------------------------
Total from investment
operations                               4.91            (.88)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.02)           (.09)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.04)          (1.00)
-------------------------------------------------------------------------------
Total distributions                      (.06)          (1.09)
-------------------------------------------------------------------------------
Net asset value, end of period         $25.99          $21.14
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            23.23           (3.66)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                           $877,126        $790,680
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.96            1.98
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets
(%)                                      (.30)           (.01)
-------------------------------------------------------------------------------
Portfolio turnover (%)                 110.71           65.08
-------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $16.43          $18.39          $26.56
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .10             .03            (.03)
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.77)          (1.99)          (6.00)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.67)          (1.96)          (6.03)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.08)             --              --
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (2.14)
-------------------------------------------------------------------------------
Total distributions                      (.08)             --           (2.14)
-------------------------------------------------------------------------------
Net asset value, end of period         $14.68          $16.43          $18.39
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                           (10.15)         (10.66)         (23.85)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $7,455         $10,751         $17,113
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        2.18            2.07            1.98
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .69             .20            (.12)
-------------------------------------------------------------------------------
Portfolio turnover (%)                  79.66           76.68           88.89
-------------------------------------------------------------------------------

Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------
                                      For the
                                       period
                                      July 26,
                                     1999+ to
Per-share                             June 30
operating performance                    2000
-------------------------------------------------
Net asset value, beginning of
period                                 $21.68
-------------------------------------------------
Investment operations:
-------------------------------------------------
Net investment income (loss) (a)         (.02)
-------------------------------------------------
Net realized and unrealized
gain (loss) on investments               5.10
-------------------------------------------------
Total from investment
operations                               5.08
-------------------------------------------------
Less distributions:
-------------------------------------------------
From net investment income               (.16)
-------------------------------------------------
From net realized gain on
investments                              (.04)
-------------------------------------------------
Total distributions                      (.20)
-------------------------------------------------
Net asset value, end of period         $26.56
-------------------------------------------------
Total return at net asset
value (%)(b)                            23.06*
-------------------------------------------------

Ratios and supplemental data
-------------------------------------------------
Net assets, end of period (in
thousands)                            $13,501
-------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.82*
-------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         (.08)*
-------------------------------------------------
Portfolio turnover (%)                 110.71
-------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                         Year ended June 30
operating performance                    2003            2002            2001
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $16.46          $18.39          $26.50
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)          .13             .08             .01
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (1.78)          (2.00)          (5.98)
-------------------------------------------------------------------------------
Total from investment
operations                              (1.65)          (1.92)          (5.97)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income               (.13)           (.01)             --
-------------------------------------------------------------------------------
From net realized gain on
investments                                --              --           (2.14)
-------------------------------------------------------------------------------
Total distributions                      (.13)           (.01)          (2.14)
-------------------------------------------------------------------------------
Net asset value, end of period         $14.68          $16.46          $18.39
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            (9.98)         (10.43)         (23.67)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                            $34,460         $34,312         $54,103
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.93            1.82            1.73
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)          .98             .47             .04
-------------------------------------------------------------------------------
Portfolio turnover (%)                  79.66           76.68           88.89
-------------------------------------------------------------------------------


Financial highlights (continued)
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------

Per-share                                 Year ended June 30
operating performance                    2000            1999
-------------------------------------------------------------------------------
Net asset value, beginning of
period                                 $21.48          $23.51
-------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------
Net investment income (loss) (a)         (.02)            .02
-------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               5.08            (.85)
-------------------------------------------------------------------------------
Total from investment
operations                               5.06            (.83)
-------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------
From net investment income                 -- (d)        (.20)
-------------------------------------------------------------------------------
From net realized gain on
investments                              (.04)          (1.00)
-------------------------------------------------------------------------------
Total distributions                      (.04)          (1.20)
-------------------------------------------------------------------------------
Net asset value, end of period         $26.50          $21.48
-------------------------------------------------------------------------------
Total return at net asset
value (%)(b)                            23.58           (3.37)
-------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                            $79,416         $97,950
-------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%)(c)                        1.71            1.73
-------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets
(%)                                      (.08)            .07
-------------------------------------------------------------------------------
Portfolio turnover (%)                 110.71           65.08
-------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
June 30, 2003

Note 1
Significant accounting policies

Putnam Europe Equity Fund (formerly known as Putnam Europe Growth Fund) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter
-- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2003, the value of securities loaned amounted to $213,080. The fund received cash collateral of $225,094 which is pooled with collateral of other Putnam funds into 31 issuers of high-grade short-term investments.

F) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended June 30, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund will no longer participate in a committed line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2003, the fund had a capital loss carryover of $308,550,792 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
      $883,298   June 30, 2009
   162,279,117   June 30, 2010
   145,388,377   June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2004 $46,769,010 of losses recognized during the period November 1, 2002 to June 30, 2003.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, and realized and unrealized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2003, the fund reclassified $56,070 to increase undistributed net investment income and $56,070 to increase realized losses.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation               $73,039,505
Unrealized depreciation               (18,753,072)
                                     ------------
Net unrealized appreciation            54,286,433
Undistributed ordinary income           6,293,101
Capital loss carryforward            (308,550,792)
Post October loss                     (46,769,010)

Cost for federal income
tax purposes                         $620,977,727


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, June 30, 2003, the fund's expenses were reduced by $1,114,536 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,346 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $26,703 and $97,434 from the sale of class A and class M shares, respectively, and received $659,187 and $1,869 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2003, Putnam Retail Management, acting as underwriter, received $2,120 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $575,186,650 and $765,113,551, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                          Year ended June 30, 2003
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            13,939,455     $191,991,041
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          410,231        5,624,263
------------------------------------------------------------------
                                       14,349,686      197,615,304

Shares repurchased                    (23,729,010)    (331,889,468)
------------------------------------------------------------------
Net decrease                           (9,379,324)   $(134,274,164)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class A                                    Shares           Amount
------------------------------------------------------------------
Shares sold                            27,462,202     $470,339,433
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          260,915        4,417,295
------------------------------------------------------------------
                                       27,723,117      474,756,728

Shares repurchased                    (35,642,797)    (615,342,633)
------------------------------------------------------------------
Net decrease                           (7,919,680)   $(140,585,905)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               782,294      $10,605,661
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                          122,327        1,624,500
------------------------------------------------------------------
                                          904,621       12,230,161

Shares repurchased                     (5,875,496)     (79,023,900)
------------------------------------------------------------------
Net decrease                           (4,970,875)    $(66,793,739)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class B                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             1,400,119      $23,268,780
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                        1,400,119       23,268,780

Shares repurchased                    (10,110,307)    (166,313,989)
------------------------------------------------------------------
Net decrease                           (8,710,188)   $(143,045,209)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                               124,837       $1,705,564
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            2,704           36,827
------------------------------------------------------------------
                                          127,541        1,742,391

Shares repurchased                       (274,048)      (3,793,489)
------------------------------------------------------------------
Net decrease                             (146,507)     $(2,051,098)
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class C                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             1,301,182      $22,086,174
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                               --               --
------------------------------------------------------------------
                                        1,301,182       22,086,174

Shares repurchased                     (1,577,571)     (26,979,005)
------------------------------------------------------------------
Net decrease                             (276,389)     $(4,892,831)
------------------------------------------------------------------

                                          Year ended June 30, 2003
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             1,341,857      $19,364,569
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            8,013          109,062
------------------------------------------------------------------
                                        1,349,870       19,473,631

Shares repurchased                     (1,087,895)     (15,029,772)
------------------------------------------------------------------
Net increase                              261,975       $4,443,859
------------------------------------------------------------------

                                          Year ended June 30, 2002
------------------------------------------------------------------
Class M                                    Shares           Amount
------------------------------------------------------------------
Shares sold                             1,886,967      $32,113,337
------------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                              807           13,536
------------------------------------------------------------------
                                        1,887,774       32,126,873

Shares repurchased                     (2,744,994)     (46,636,387)
------------------------------------------------------------------
Net decrease                             (857,220)    $(14,509,514)
------------------------------------------------------------------


Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $21,495,532. Taxes paid to foreign countries were $2,413,578 or $0.052 (for all classes of shares).

For its tax year ended June 30, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994
President, Baxter Associates, Inc. (a consulting and private investments firm)

Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and the National Center for Nonprofit Boards. Chairman Emeritus of the Board of Trustees, Mount Holyoke College. Until 2002, Mrs. Baxter was a director of Intermatic Corporation, a manufacturer of energy control products. Also held various positions in investment banking and corporate finance, including Vice President and principal of the Regency Group and Vice President and consultant to First Boston Corp.

Charles B. Curtis (4/27/40), Trustee since 2001
President and Chief Operating Officer, Nuclear Threat Initiative (a private foundation dealing with national security issues), also serves as Senior Advisor to the United Nations Foundation

Member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory at Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council, and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a Member of the Department of Defense's Policy Board and Director of EG&G Technical Services, Inc. (fossil energy research and development support). Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1987 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission. Mr. Curtis is also a lawyer with over 15 years of experience.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000 Vice-Chairman and Managing Director, First Reserve Corporation (a registered investment advisor investing in companies in the world-wide energy industry on behalf of institutional investors)

Director of Devon Energy Corporation (formerly known as Snyder Oil Corporation), TransMontaigne Oil Company, Continuum Health Partners of New York, Sarah Lawrence College, and various private companies owned by First Reserve Corporation. Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company). Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several advisory firms and various positions with the federal government, including Associate Director of the Office of Manage ment and Budget and Deputy Director of the Federal Energy Administration.

Ronald J. Jackson (12/17/43), Trustee since 1996
Private investor

Former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a toy manufacturer). Previously served as President and Chief Executive Officer of Stride-Rite, Inc. and Kenner Parker Toys. Also held financial and marketing positions with General Mills, Parker Brothers, and Talbots. President of the Kathleen and Ronald J. Jackson Foundation (charitable trust). Member of the Board of Overseers of WGBH (public television and radio). Member of the Board of Overseers of the Peabody Essex Museum.

Paul L. Joskow (6/30/47), Trustee since 1997
Elizabeth and James Killian Professor of Economics and Management and Director of the Center for Energy and Environmental Policy Research, Massachusetts Institute of Technology

Director, National Grid Transco (formerly National Grid Group, a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure), and the Whitehead Institute for Biomedical Research (a non-profit research institution). President of the Yale University Council. Prior to February 2002, March 2000, and September 1998, Dr. Joskow was a Director of State Farm Indemnity Company (an automobile insurance company), Director of New England Electric System (a public utility holding company) and a consultant to National Economic Research Associates, respectively.

Elizabeth T. Kennan (2/25/38), Trustee since 1992
Chairman, Cambus-Kenneth Bloodstock (a limited liability company involved in thoroughbred horse breeding and farming), President Emeritus of Mount Holyoke College

Director, Northeast Utilities, and Talbots (a distributor of women's apparel). Trustee of Centre College. Prior to 2001, Dr. Kennan was a member of the Oversight Committee of Folger Shakespeare Library. Prior to September 2000, June 2000, and November 1999, Dr. Kennan was a Director of Chastain Real Estate, Bell Atlantic, and Kentucky Home Life Insurance, respectively. Prior to 1995, Dr. Kennan was a Trustee of Notre Dame University. For 12 years, she was on the faculty of Catholic University.

John H. Mullin, III (6/15/41), Trustee since 1997
Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming)

Director Alex. Brown Realty, Inc., Sonoco Products, Inc. (a packaging company), The Liberty Corporation (a company engaged in the broadcasting industry), and Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light). Trustee Emeritus of Washington & Lee University. Prior to October 1997, January 1998, and May 2001, Mr. Mullin was a Director of Dillon, Read & Co. Inc., The Ryland Group, Inc., and Graphic Packaging International Corp., respectively.

Robert E. Patterson (3/15/45), Trustee since 1984
Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties,
Inc.

Chairman of the Joslin Diabetes Center, Trustee of SEA Education Association, and Director of Brandywine Trust Company (a trust company). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (publicly traded real estate investment trust). Prior to 1990, Mr. Patterson was Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, the predecessor of Cabot Partners, and prior to that was Senior Vice President of the Beal Companies.

W. Thomas Stephens (9/2/42), Trustee since 1997
Corporate Director

Director of Xcel Energy Incorporated (public utility company), TransCanada Pipelines, Norske Canada, Inc. (paper manufacturer), and Qwest Communications (communications company). Until 2003, Mr. Stephens was a Director of Mail-Well, a printing and envelope company. Prior to July 2001 and October 1999, Mr. Stephens was Chairman of Mail-Well and MacMillan-Bloedel (forest products company). Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville.

W. Nicholas Thorndike (3/28/33), Trustee since 1992
Director of various corporations and charitable organizations, including Courier Corporation (a book manufacturer and publisher) and Providence Journal Co. (a newspaper publisher)

Trustee of Northeastern University and Honorary Trustee of Massachusetts General Hospital. Prior to September 2000, April 2000, and December 2001, Mr. Thorndike was a Director of Bradley Real Estate, Inc., a Trustee of Eastern Utilities Associates, and a Trustee of Cabot Industrial Trust, respectively. Previously served as Chairman of the Board and managing partner of Wellington Management/Thorndike Doran Paine & Lewis, and Chairman and Director of Ivest Fund.

Lawrence J. Lasser* (11/1/42), Trustee since 1992 and Vice President since 1981
President and Chief Executive Officer of Putnam Investments and Putnam
Management

Director of Marsh & McLennan Companies, Inc. and the United Way of Massachusetts Bay. Member of the Board of Governors of the Investment Company Institute, Trustee of the Museum of Fine Arts, Boston, a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston, and a Member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000 President, New Generation Research, Inc. (a publisher of financial advisory and other research services relating to bankrupt and distressed companies) and New Generation Advisers, Inc. (a registered investment adviser)

Director of The Boston Family Office, L.L.C. (registered investment advisor), Trustee of St. Mark's School, and Trustee of Shore Country Day School. Until 2002, Mr. Putnam was a Trustee of the SEA Education
Association. Previously, Mr. Putnam was an attorney with the firm of Dechert Price & Rhoads.

A.J.C. Smith* (4/13/34), Trustee since 1986
Director of Marsh & McLennan Companies, Inc.

Director of Trident Corp. (a limited partnership with over 30 institutional investors). Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation and the National Museums of Scotland. Chairman of the Central Park Conservancy. Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Fellow of the Faculty of Actuaries in Edinburgh, the Canadian Institute of Actuaries, and the Conference of Actuaries. Associate of the Society of Actuaries. Member of the American Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of  June 30, 2003, there were 104 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc., the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard
(6/5/62)  Vice President
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)  Clerk and
Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Auditors
PricewaterhouseCoopers LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Europe Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free:
1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN005-88685  057/234/688  8/03

Not FDIC Insured     May Lose Value     No Bank Guarantee


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: August 22, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: August 22, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: August 22, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: August 22, 2003